UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2014

INTERFACE SECURITY SYSTEMS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-197319	04-3583955
(Commission File Number)	(I.R.S. Employer Identification No.)

3773 Corporate Center Drive Earth City, Missouri	63045
(Address of principal executive offices)	(Zip Code)

(314) 595-0100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 14, 2014, Interface Security Systems Holdings, Inc. issued a press release announcing its results for the three and nine ended September 30, 2014. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report and the accompanying exhibit are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

99.1	Press Release dated November 14, 2014.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE SECURITY SYSTEMS HOLDINGS, INC.

By: /s/ Kenneth Obermeyer
Kenneth Obermeyer
Date: November 14, 2014	Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press Release dated November 14, 2014.

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